AGREEMENT to Tender 500,000
                  Class A Common Stock Purchase Warrants
                                    in
                     Brown Disc Products Company, Inc.



TO:   Brown Disc Products Company, Inc.                    March 17, 1997
      3029 South Harbor Blvd.
      Santa Ana, CA 92704

Dear Sirs:

      I, DAVID J. LOPES, a resident of Southern California, with home address of 19421 Sierra Luna, Irvine, Cnlifornia 92612, being the record holder of 500,000 Class A common stock purchase warrants issued by BROWN DISC PRODUCTS COMPANY, INC. a Colorado corporation (THE "COMPANY"), evidenced by Warrant Certificate number A-04 (THE "WARRANTS") hereby returns all such Warrants to the Company.


                                       Very truly yours,
                                       David J. Lopes

                                       By:  /s/  David J. Lopes
                                            -----------------------
                                            David J. Lopes